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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                         SECURITIES EXCHANGE ACT OF 1934


                          ----------------------------



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                DECEMBER 31, 1996


                           AMERICA WEST AIRLINES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                                  1-10140                                      86-0418245
  (STATE OR OTHER JURISDICTION                  (COMMISSION FILE NO.)                           (I.R.S. EMPLOYER
        OF INCORPORATION)                                                                      IDENTIFICATION NO.)


                          4000 E. SKY HARBOR BOULEVARD
                           PHOENIX, ARIZONA 85034-3899
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (602) 693-0800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.    OTHER EVENTS

HOLDING COMPANY REORGANIZATION

         Effective as of midnight on December 31, 1996, America West Airlines, Inc. ("AWA") adopted a holding company form of organizational structure. The new holding company structure is intended to provide greater flexibility in the management and financing of existing and future business operations and to facilitate entry into new businesses and the formation of joint ventures or other business ventures with third parties. Additionally, the reorganization is expected to permit (i) the airline business to be maintained separately from businesses that the holding company may acquire or initiate, (ii) non-airline business units to be operated without Department of Transportation and Federal Aviation Administration regulation and (iii) business units with distinct and valuable corporate cultures to be managed without dilution of their unique characteristics.

         The holding company reorganization was effected pursuant to an Agreement and Plan of Merger among AWA, America West Holdings Corporation, a Delaware corporation ("Holdings"), and AWA Merger, Inc., a Delaware corporation and wholly owned subsidiary of Holdings ("Merger Sub"), which provides for, among other things, the merger ("Merger") of Merger Sub with and into AWA, with AWA as the surviving corporation. Pursuant to Section 251(g) of the Delaware General Corporation Law, stockholder approval was not required for the Merger.

         By virtue of the Merger, AWA became a wholly owned subsidiary of Holdings and each issued and outstanding share of Class B Common Stock of AWA ("AWA Class B Common") was converted into one share of Class B Common Stock of Holdings ("Class B Common Stock"). As a result, each holder of AWA Class B Common became the owner of the same number of shares of Class B Common Stock as the number of shares of AWA Class B Common owned by such stockholder prior to the Merger. The conversion of shares of AWA Class B Common into shares of Class B Common Stock was effected through an exchange of certificates.

         Also as a result of the Merger, each Warrant issued by AWA, which prior to the effective time of the Merger entitled the holder thereof to purchase one share of AWA Class B Common, entitles the holder of such Warrant to purchase one share of Class B Common Stock. Accordingly, certificates representing Warrants issued by AWA are deemed to represent the right to purchase shares of Class B Common Stock. The Warrants will remain an obligation of AWA.



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SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   AMERICA WEST AIRLINES, INC.


                                   By: /s/ STEPHEN L. JOHNSON
                                       -----------------------------------------
                                       Stephen L. Johnson
                                       Senior Vice President--Legal Affairs


Date: December 31, 1996


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